EXHIBIT 10.2

(CO, LA, MT, ND, NM, OK, TX, WY)

DEED OF TRUST, MORTGAGE, LINE OF CREDIT MORTGAGE
ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
AND FINANCING STATEMENT

FROM

ST. MARY LAND & EXPLORATION COMPANY

TO

WACHOVIA BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,

OR, ALTERNATIVELY, TO

JAY CHERNOSKY, TRUSTEE

FOR THE BENEFIT OF

WACHOVIA BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT

Dated Effective as of April 14, 2009

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, (A) GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY DESCRIBED HEREIN, AND (B) AS-EXTRACTED COLLATERAL RELATED TO THE REAL PROPERTY DESCRIBED HEREIN (INCLUDING WITHOUT LIMITATION, OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH AND ACCOUNTS ARISING OUT OF THE SALE AT THE WELLHEAD OR MINEHEAD THEREOF).  THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES AND/OR PARISHES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT COVERING AS-EXTRACTED COLLATERAL. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL

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ESTATE AND/OR IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW AGENT (AS HEREINAFTER DEFINED) OR TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

Note to North Dakota Recording Officer: Attached to counterparts hereto to be filed in the State of North Dakota (as Annex II) is an adequate statement of the interest.

EMPLOYER IDENTIFICATION NUMBER OF MORTGAGOR: 41-05 18430

ORGANIZATIONAL IDENTIFICATION NUMBER OF MORTGAGOR: 0044728

WHEN RECORDED OR FILED RETURN TO:

Vinson & Elkins L.L.P.
2500 First City Tower
1001 Fannin Street
Houston, Texas 77002
Attention: Linda Daugherty
Phone Number: (713) 758-4513

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DEED OF TRUST, MORTGAGE, LINE OF CREDIT MORTGAGE
ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
AND FINANCING STATEMENT
(this “Mortgage”)

ARTICLE I.

Granting Clauses: Secured Indebtedness

Section 1.1   Grant and Mortgage. St. Mary Land & Exploration Company, a Delaware corporation (“Company” and “Mortgagor”), for and in consideration of the sum of Ten Dollars ($10.00) to Mortgagor in hand paid, and in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby (a) GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN AND SET OVER to Trustee (as hereinafter defined), and grant to Trustee a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, those of the following described properties, rights and interests which are located in (or cover properties located in) the State of Texas or which are located within (or cover properties located within) the offshore area over which the United States of America asserts jurisdiction and to which the laws of any such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby (the “Deed of Trust Mortgaged Properties”), and (b) MORTGAGE, ASSIGN, WARRANT, PLEDGE AND HYPOTHECATE to Agent (as defined in Section 1.3(a) below), and grant to Agent a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, all of the following described rights, interests and properties which were not granted to Trustee in clause (a) above (including, without limitation, those of the following described properties, rights and interests which are located in (or cover properties located in) the States of Colorado, Louisiana, Montana, New Mexico, North Dakota, Oklahoma or Wyoming or which are located within (or cover properties located within) the offshore area over which the United States of America asserts jurisdiction and to which the laws of any such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby) (the “Other Mortgaged Properties”):

A.   The oil, gas and/or other mineral properties, mineral servitudes, and/or mineral rights which are described in Exhibit A attached hereto and made a part hereof;

B.   Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements described in Exhibit A hereto, (ii) the lands described or referred to in Exhibit A (or described in any of the instruments described or referred to in Exhibit A), without regard to any limitations as to specific lands or depths that may be set forth in Exhibit A hereto or in any of the leases or other agreements described in Exhibit A hereto and (iii) any other lands (including submerged lands) located anywhere in the United States of America or located offshore the United States of America but within the offshore area over which the United States of America or any State thereof asserts jurisdiction;

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C.   All of Mortgagor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

D.   All of Mortgagor’s interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause A, B or C above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests (including, but not limited to, those contracts listed in Exhibit A hereto), as same may be amended or supplemented from time to time;

E.   All of Mortgagor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause A, B or C above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests; and

F.   All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

TO HAVE AND TO HOLD (a) the Deed of Trust Mortgaged Properties unto the Trustee, and its successors or substitutes in this trust, and to its or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth, and (b) the Other Mortgaged Properties unto Agent, and Agent’s successors and assigns, upon the terms, provisions and conditions herein set forth (the Deed of Trust Mortgaged Properties and the Other Mortgaged Properties are herein sometimes collectively called the “Mortgaged Properties”). As used throughout this Mortgage, the term “Trustee” shall mean with respect to all of the Deed of Trust Mortgaged Properties which are located in (or which cover properties located in) the State of Texas, Jay Chernosky whose address is 1001 Fannin Street, Suite 2255, Houston, Texas 77002.

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Section 1.2   Grant of Security Interest.  In order to further secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Agent (as defined in Section 1.3(a) below) a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:

(a)   to the extent a security interest may be created therein, the Mortgaged Properties;

(b)   all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the “Production”), together with all proceeds of Production (regardless of whether Production to which such proceeds relate occurred on or before or after the date hereof), and together with all liens and security interests securing payment of the proceeds of the Production, including, but not limited to, those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

(c)   without limitation of any other provisions of this Section 1.2, all payments received in lieu of production from the Mortgaged Properties (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof), including, without limitation, “take or pay” payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Mortgagor as a result of Mortgagor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the payments described in this subsection (c) being herein called “Payments in Lieu of Production”);

(d)   all equipment, inventory, improvements, fixtures, accessions, goods and other personal property or movable property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all licenses and permits of whatever nature now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all renewals or replacements of the foregoing or substitutions for the foregoing;

(e)   all contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, storing, processing, transporting, or

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marketing of Production (including, without limitation, any of the same relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

(f)   Without limitation of the generality of the foregoing, any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to crude oil, natural gas or other hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor;

(g)   all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production or any other item of Property (as hereinafter defined) which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, software and other forms of recording or obtaining access to such data;

(h)   all money, documents, instruments, chattel paper (including without limitation, electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, securities, accounts, payment intangibles, general intangibles, letters of credit, letter-of-credit rights, supporting obligations and rights to payment of money arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties, the Production or any other item of Property;

(i)   all rights, titles and interests now owned or hereafter acquired by Mortgagor in any and all goods, inventory, equipment, as-extracted collateral, documents, money, instruments, intellectual property, certificated securities, uncertificated securities, investment property, letters of credit, rights to proceeds of written letters of credit and other letter-of-credit rights, commercial tort claims, deposit accounts, payment intangibles, general intangibles, contract rights, chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, software, supporting obligations and accounts, wherever located, and all rights and privileges with respect thereto (all of the properties, rights and interests described in subsections (a), (b), (c), (d), (e), (f), (g) and (h) above and this subsection (i) being herein sometimes collectively called the “Collateral”); and

(j)   all proceeds of the Collateral, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real/immovable property, personal/ movable property or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Collateral being herein sometimes collectively called the “Property”).

Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Collateral and the grant of the foregoing security interest which are defined in the Texas Uniform Commercial Code (the “UCC”) shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or

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held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage

Section 1.3   Secured Indebtedness.  This Mortgage is executed and delivered by the Mortgagor to secure and enforce the payment and performance of the following:

(a)           Payment of and performance of any and all indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, including the principal of, interest on (including, without limitation, interest accruing after the maturity of the “Loans” (as defined in the hereinafter defined Credit Agreement) made by each Lender and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Mortgagor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) of the Mortgagor and all other amounts, payments and premiums due under or in connection with that certain Third Amended and Restated Credit Agreement dated as of the Effective Date, by and among Mortgagor, Wachovia Bank, National Association, as Administrative Agent (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the hereinafter defined Credit Agreement, the “Agent”) and the Lenders from time to time party thereto, and as the same may from time to time be amended or supplemented, the “Credit Agreement”) or any other “Loan Document” (as defined in the Credit Agreement), including, without limitation, the “Notes” (as defined in the Credit Agreement) in the aggregate original principal amount of $678,000,000 with final maturity on or before July 31, 2012, and further including any additional Loans or any increases to the Loans which may be made pursuant to the Credit Agreement; provided, the Lenders have no obligation to make any such additional Loans or increase.

(b)           Payment and performance of any and all indebtedness, obligations and liabilities of any Guarantor (as defined in the Credit Agreement) whether now existing or hereafter arising under or in connection with the “Guaranty Agreement” (as defined in the Credit Agreement).

(c)           Any sums which may be advanced or paid by the Agent or any Lender under the terms hereof or of the Credit Agreement or any Loan Document on account of the failure of the Mortgagor to comply with the covenants of the Mortgagor contained herein or in the Credit Agreement or any other Loan Document; and all other indebtedness of the Mortgagor arising pursuant to the provisions of this Mortgage.

(d)           Payment of and performance of any and all present or future obligations of the Mortgagor according to the terms of any present or future interest rate or currency swap, rate cap, rate floor, rate collar, forward rate agreement or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between the Mortgagor and any Lender or any Affiliate (as defined in the Credit Agreement) of such Lender.

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(e)           Payment of and performance of any and all present or future obligations of the Mortgagor according to the terms of any present or future swap agreements, cap, floor, collar, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or any option with respect to any such transaction now existing or hereafter entered into between the Mortgagor and any Lender or any Affiliate of such Lender.

(f)           Performance of all “Letter of Credit Agreements” (as defined in the Credit Agreement) executed from time to time by Mortgagor or any Subsidiary of the Mortgagor under or pursuant to the Credit Agreement and all reimbursement obligations for drawn or undrawn portions under any “Letter of Credit” (as defined in the Credit Agreement) now outstanding or hereafter issued under or pursuant to the Credit Agreement.

(g)           All renewals, extensions, amendments, increases and changes of, or substitutions or replacements for, all or any part of the obligations described under paragraphs (a) through (f) in this Section 1.3.

Section 1.4   Secured Indebtedness.  The indebtedness referred to in Section 1.3, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the “secured indebtedness” or the “indebtedness secured hereby.”  It is contemplated and acknowledged that the secured indebtedness may include revolving credit loans and advances from time to time, and that this Mortgage shall have effect, as of the date hereof, to secure all secured indebtedness, regardless of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced, are later repaid in part or in whole and further advances made at a later date.

Section 1.5           MAXIMUM SECURED AMOUNT.  NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, THE OUTSTANDING INDEBTEDNESS SECURED BY PROPERTY LOCATED IN THE STATES OF LOUISIANA, MONTANA OR NEW MEXICO SHALL NOT, AT ANY TIME OR FROM TIME TO TIME, EXCEED AN AGGREGATE MAXIMUM AMOUNT OF $1,500,000,000.

Section 1.6   Line of Credit Mortgage.  THIS INSTRUMENT SECURES A LINE OF CREDIT USED PRIMARILY FOR BUSINESS, COMMERCIAL, OR AGRICULTURAL PURPOSES. THIS MORTGAGE WILL CONSTITUTE A LINE OF CREDIT MORTGAGE IN ACCORDANCE WITH SECTION 48-7-4.B NMSA 1978 COMP.

ARTICLE II.

Representations, Warranties and Covenants

Section 2.1   Mortgagor represents, warrants, and covenants as follows to the extent that any violation of such representations, warranties or covenants shall not individually or collectively created a Material Adverse Effect regarding the Property :

(a)   Title and Permitted Encumbrances.  Mortgagor has, and Mortgagor covenants to maintain, good and defensible title to the Property, free and clear of all liens, security interests, and encumbrances except for (i) the contracts, agreements, burdens, encumbrances and other matters set forth in the descriptions of certain of the Mortgaged Properties on Exhibit A hereto,

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(ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for taxes which are not yet delinquent, (iv) liens under operating agreements, pooling orders and unitization agreements, and mechanics’ and materialmen’s liens, with respect to obligations which are not yet due, and (v) other liens and security interests (if any) in favor of Agent (the matters described in the foregoing clauses (i), (ii), (iii), (iv), and (v) being herein called the “Permitted Encumbrances”); Mortgagor will warrant and defend title to the Property, subject as aforesaid, against the claims and demands (including claims which would be a Permitted Encumbrance under items (iii) and (iv) above) of all persons claiming or to claim the same or any part thereof. Without limitation of the foregoing, the ownership by Mortgagor of the Mortgaged Properties does and will, with respect to each well or unit identified on Schedule I, attached hereto and made a part hereof, entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such well or unit equal to not less than the decimal or percentage share set forth, for such well or unit, in the column headed “Net Revenue Interest” (or words of similar import) on Schedule I, and cause Mortgagor to be obligated to bear a decimal or percentage share of the cost of operation of such well or unit equal to not more than the decimal or percentage share set forth, for such well or unit, in the column headed “Working Interest” (or words of similar import) on Schedule I. The above-described shares of production which Mortgagor is entitled to receive and shares of expenses which Mortgagor is obligated to bear are not and will not be subject to change (other than changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit A in connection with operations hereafter proposed), except, and only to the extent that, such changes are reflected in Schedule I. There is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Agent as secured party. Upon request by Agent, Mortgagor will deliver to Agent schedules of all internal and third party information identifying the Mortgaged Properties (such as, for example, lease names and numbers assigned by Mortgagor or the operator of any Mortgaged Property, well and/or unit and/or property names and numbers assigned by purchasers of Production, and internal identification names and numbers used by Mortgagor in accounting for revenues, costs, and joint interest transactions attributable to the Mortgaged Properties). The listing of Permitted Encumbrances above is made for the purpose of limiting certain warranties and covenants made by Mortgagor herein; such listing is not intended to affect the description herein of the Mortgaged Properties nor to subordinate the liens and security interests hereunder to any Permitted Encumbrances.

(b)           Leases and Contracts; Performance of Obligations. The oil, gas and/or mineral leases, contracts, servitudes and other agreements forming a part of the Property, to the extent the same cover or otherwise relate to the Property, are in full force and effect, and Mortgagor agrees to so maintain them in full force and effect. All rents, royalties and other payments due and payable under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of the Property, have been, and will continue to be, properly and timely paid. Mortgagor is not in default with respect to Mortgagor’s obligations (and Mortgagor is not aware of any default by any third party with respect to such third party’s obligations) under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of any part of the Property, where such default could adversely affect the ownership or operation of the Property; Mortgagor will fulfill all such obligations coming due in the future. There are no situations where Mortgagor is aware that a contingent liability may exist to account

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on a basis less favorable to Mortgagor than on the basis on which Mortgagor is currently accounting.

(c)   Sale of Production.  No Mortgaged Property is or will become subject to any contractual or other arrangement (i) whereby payment for production is or can be deferred for a substantial period after the month in which such production is delivered (i.e., for wells in pay status, in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days, and for wells not in pay status, the time period provided by statute) or (ii) whereby payments are made to Mortgagor other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Except for production sales contracts, processing agreements or transportation agreements (or other agreements relating to the marketing of Production) listed on Exhibit A (in connection with the Mortgaged Properties to where they relate), and except as otherwise disclosed to the Agent in writing, (i) no Mortgaged Property is or will become subject to any contractual or other arrangement for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) which cannot be cancelled on 120 days’ (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) shall be bona fide transactions, and except for contractual and other arrangements with Four Winds Marketing, LLC, will be with third parties not affiliated with Mortgagor, and shall, with respect to all contracts and other arrangements be at the best price (and on the best terms) then available (such price shall, in the case of Production sales which are subject to price controls, be determined giving consideration to such fact). Mortgagor is presently receiving a price for all production from (or attributable to) each Mortgaged Property covered by a production sales contract listed on Exhibit A as computed in accordance with the terms of such contract, and is not having deliveries of production from such Mortgaged Property curtailed substantially below such property’s delivery capacity. Neither Mortgagor, nor any of its predecessors in title, has received prepayments (including, but not limited to, payments for gas not taken pursuant to “take or pay” or other similar arrangements) for any oil, gas or other hydrocarbons produced or to be produced from the Mortgaged Properties after the date hereof, and Mortgagor hereby covenants not to enter into any such advance or prepayment arrangements whereby it accepts consideration for oil, gas or other hydrocarbons not yet produced. No Mortgaged Property is or will become subject to any “take or pay” or other similar arrangement (i) which can be satisfied in whole or in part by the production or transportation of gas from other properties or (ii) as a result of which production from the Mortgaged Properties may be required to be delivered to one or more third parties without payment (or without full payment) therefor as a result of payments made, or other actions taken, with respect to other properties. To the best of Mortgagor’s knowledge, the gas imbalances set forth in Schedule 7.19 of the Credit Agreement reflects the net gas balancing position of the Mortgaged Properties as of the Effective Date (as such term is defined in the Credit Agreement).  Except as otherwise disclosed to Agent in writing, as of December 31, 2008, there is no Mortgaged Property with respect to which Mortgagor, or its predecessors in title, has, prior to such date, taken more (“overproduced”), or less (“underproduced”), gas from the lands covered thereby (or pooled or unitized therewith) than its ownership interest in such Mortgaged Property would entitle it to take which has resulted, on such date, in Mortgagor being materially overproduced or materially underproduced with respect to such Mortgaged Property. Mortgagor will not after the date hereof become “overproduced” (as above defined) with respect to any well on the Mortgaged Properties (or on any unit in which the Mortgaged Properties participate), in an amount in excess of Mortgagor’s

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share of gas produced from such well during the preceding four calendar months. No Mortgaged Property is or will become subject to a gas balancing arrangement under which one or more third parties may take a portion of the production attributable to the Mortgaged Property without payment (or without full payment) therefor as a result of production having been taken from, or as a result of other actions or inactions with respect to, other properties. No Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor’s knowledge, no facts exist which might cause the same to be imposed.

(d)   Condition of Personal or Movable Property.  The equipment, inventory, improvements, fixtures, goods and other tangible personal/movable property forming a part of the Property are and will remain (and with respect to Property not operated by Mortgagor, to the best of Mortgagor’s knowledge, such equipment, inventory, fixtures, goods and other tangible personal/movable property are and will remain) in good repair and condition and are and will be adequate for the normal operation of the Property in accordance with prudent industry standards; all of such Property is, and will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) in the course of the normal operation of the Property, or which is hereafter sold or otherwise disposed of as permitted under the Credit Agreement.

(e)   Operation of Mortgaged Properties.  The Mortgaged Properties, and with respect to Mortgaged Properties not operated by Mortgagor, to the best of Mortgagor’s knowledge, such non-operated Mortgaged Properties, (and properties unitized therewith) are being (and, to the extent the same could adversely affect the ownership or operation of the Mortgaged Properties after the date hereof, have in the past been), and hereafter will be, maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production after the date hereof reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the date hereof and (ii) none of the wells located on the Mortgaged Properties (or properties unitized therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, and will remain, bottomed under and producing from, with the well bores wholly within, the Mortgaged Properties (or, in the case of wells located on properties unitized therewith, such unitized properties). There are no wells listed on Schedule I hereto (“Schedule I Wells”) being redrilled, deepened, plugged back or reworked, and no other operations are being conducted for which consent is required under the applicable operating agreement (or which are other than normal operation of existing wells on the Mortgaged Properties); except as otherwise disclosed to Agent in writing, there are no proposals in excess of $1,500,000 net to Mortgagor’s interest currently outstanding (whether made by Mortgagor or by any other party) to re-drill, deepen, plug back, or rework Schedule I Wells, or to conduct any other operations under the applicable joint operating agreement, or to abandon any Schedule I Wells (nor are there any such proposals which have been approved either by Mortgagor or any other party, with respect to which the operations covered thereby have not been commenced).

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Except as otherwise disclosed to Agent in writing, there are no dry holes, or otherwise inactive wells, located on the Mortgaged Properties or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)) that in the aggregate will cost more than $1,500,000, net to Mortgagor’s interest and net of salvage proceeds, to plug and abandon, except for wells that have been properly plugged and abandoned that have not been taken into account in Mortgagor’s financial statements as furnished to Agent. Mortgagor has, and will have in the future, all governmental licenses and permits necessary or appropriate to own and operate the Property; Mortgagor has not received notice of any violations in respect of any such licenses or permits.

(f)   Sale or Disposal.  Mortgagor will not, without the prior written consent of Agent, sell, exchange, lease, transfer, or otherwise dispose of any part of, or interest in, the Property other than (i) sales, transfers and other dispositions of machinery, equipment and other personal/ movable property and fixtures made in connection with a release, surrender or abandonment of a lease, (ii) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures in connection with the abandonment of a well, (iii) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures which are (A) obsolete for their intended purpose and disposed of in the ordinary course of business or (B) replaced by articles of at least equal suitability and value owned by Mortgagor free and clear of all liens except this Mortgage and the Permitted Encumbrances, (iv) sales of Production which are made in the ordinary course of business and in compliance with Section 2.1(c) hereof; provided that nothing in clause (iv) shall be construed as limiting Agent’s rights under Article III of this Mortgage, and (v) sales, transfers and other dispositions of oil and gas leases, but only to the extent such sale, transfer or other disposition is in the ordinary course of business and does not materially and adversely affect the value of the Property in the aggregate. In the event and during the continuation of a default (as hereinafter defined), Mortgagor shall at all times keep the Property and its proceeds separate and distinct from other property of Mortgagor and shall keep accurate and complete records of the Property and its proceeds.

(g)   Suits and Claims.  Except as otherwise disclosed to Agent in writing, there are no Suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to the best of Mortgagor’s knowledge, threatened) which affect the Properties (including, without limitation, any which challenge or otherwise pertain to Mortgagor’s title to the Properties) and no judicial or administrative actions, suits or proceedings pending (or, to the best of Mortgagor’s knowledge, threatened) against Mortgagor. Notwithstanding the foregoing, Mortgagor’s representation in this Section with respect to pending suits, actions, claims, investigations, inquiries, proceedings or demands which affect Properties which are not operated by Mortgagor, except those pertaining to Mortgagor’s title to such non-operated Properties, will be limited to the best of Mortgagor’s knowledge.

(h)   Environmental.

(A)   Current Status. The Property (and with respect to Property not operated by Mortgagor, to the best of Mortgagor’s knowledge, such non-operated Property) and Mortgagor are not in material violation of Applicable Environmental Laws (as defined below), or subject to any existing, pending or, to the best knowledge of Mortgagor,

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threatened investigation or inquiry by any governmental authority or any other person under or with respect to Applicable Environmental Laws, or subject to any remedial obligations under Applicable Environmental Laws, and are in compliance with all permits and licenses required under Applicable Environmental Laws, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Mortgagor. “Applicable Environmental Laws” shall mean any applicable laws, orders, rules, or regulations (including, without limitation, the common law) pertaining to safety, health or the environment, as such laws, orders, rules or regulations now exist or are hereafter enacted and/or amended. Applicable Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called “CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called “RCRA”) and applicable state and local law). Mortgagor undertook, at the time of acquisition of the Property, all appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial or customary practice. Mortgagor has taken all commercial and reasonable steps necessary to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released at, into, upon or under the Property. The use which Mortgagor makes and intends to make of the Property will not result in the use, treatment, storage or disposal or other release of any hazardous substance or solid waste at, into, upon or under the Property, except such usage, and temporary storage in anticipation of usage, as is in the ordinary course of business and in compliance with Applicable Environmental Laws. The terms “hazardous substance” and “release” as used in this Mortgage shall have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the states in which the Mortgaged Properties are located establish a meaning for “hazardous substance,” “release,” “solid waste,” or “disposal” which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The “Associated Property” (as such term is hereinafter defined) is not in violation of any Applicable Environmental Laws for which Mortgagor or its predecessors in the Property would be responsible. The term “Associated Property” as used in this Mortgage shall mean any and all interests in and to (and or carved out of) the lands which are described or referred to in Exhibit A hereto, or which are otherwise described in any of the oil, gas and/or mineral leases or other instruments described in or referred to in such Exhibit A, whether or not such property interests are owned by Mortgagor.

(B)   Future Performance. Mortgagor will use its best efforts not to cause or permit the Property or the Associated Property or Mortgagor to be in material violation of, or do anything or permit anything to be done which will subject the Property or the Associated Property to any material remedial obligations under, or result in material

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noncompliance with applicable permits and licenses under, any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property or the Associated Property and Mortgagor will promptly notify Agent in writing of any existing, pending or, to the best knowledge of Mortgagor, threatened investigation, claim, suit or inquiry by any governmental authority or any person in connection with any Applicable Environmental Laws, provided that, with respect to Properties not operated by Mortgagor, Mortgagor shall notify Agent of any investigations, claims, suits or inquiries, whether existing, pending, or threatened, of which Mortgagor becomes aware. Mortgagor will take all steps reasonably necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property or the Associated Property. Mortgagor will use commercial and reasonable efforts not to cause or permit the disposal or other release of any hazardous substance or solid waste at, into, upon or under the Property or the Associated Property and covenants and agrees to keep or cause the Property and/or the Associated Property to be kept free of any hazardous substance or solid waste (except such use, and temporary storage in anticipation of use, as is required in the ordinary course of business, all while in compliance with Applicable Environmental Laws), and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense. Upon Agent’s reasonable request, at any time and from time to time during the existence of this Mortgage, Mortgagor will provide at Mortgagor’s sole expense an inspection or audit of the Property and the Associated Property from an engineering or consulting firm approved by Agent, indicating the presence or absence of hazardous substances and solid waste on the Property and/or the Associated Property and compliance with Applicable Environmental Laws. In the event of a violation, Mortgagor will diligently work to cure such violation, including remediation, if necessary, and so long as Mortgagor diligently prosecutes efforts to cure the violation, Mortgagor will not be in breach of this provision.

(i)   Not Abandon Wells; Participate in Operations. Mortgagor will not, without prior written consent of Agent, abandon, or consent to the abandonment of, any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other hydrocarbons or other minerals in commercial quantities (as determined without considering the effect of this Mortgage). In the event and during the continuation of a default, Mortgagor will not, without prior written consent of Agent, elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited interest) or permanently of any material interest in the Mortgaged Properties.

(j)   Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Agent and at Mortgagor’s own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings,

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including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Agent, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all reasonable expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent or Trustee (as the case may be) and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

(k)   Fees and Expenses; Indemnity. Mortgagor will pay all reasonable appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract and other records search fees, attorneys’ fees and expenses and all other reasonable costs and expenses of every character incurred by Mortgagor or Agent or any Lender in connection with the closing of the loan or loans evidenced by the Loan Documents and any and all amendments, supplements or modifications to such loan transaction or transactions. Mortgagor will reimburse Trustee, Agent and each Lender (for purposes of this paragraph, the terms “Trustee”, “Agent” and “Lender” shall include the directors, officers, partners, employees and agents of Trustee, Agent or any Lender, respectively, and any persons or entities owned or controlled by or affiliated with Trustee, Agent or any Lender, respectively) for all expenditures, including reasonable attorneys’ fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) the exercise of any rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property and/or liens and security interests therein. Mortgagor will indemnify and hold harmless Trustee, Agent and each Lender from and against (and will reimburse such indemnified parties for) all claims, demands, liabilities, losses, damages (including, without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including, without limitation reasonable attorneys’ fees and expenses) which may be imposed upon, asserted against or incurred or paid by the Trustee, the Agent or any Lender on account of, in connection with, or arising out of (A) any bodily injury or death or natural resource, human health or property damage occurring in, at, into, under or upon (or, to the extent such injury, death or damage is related to Mortgagor or Mortgagor’s ownership or operation of the Property, in the vicinity of) the Property through any cause whatsoever, (B) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein, (C) the exercise of any rights and remedies hereunder or under any other Loan Document, (D) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Property or with this Mortgage or any other Loan Document, (E) any violation on or prior to the Release Date (as hereinafter defined) of any Applicable Environmental Law, (F) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including without limitation the presence on or under the Property or the Associated Property or release at, into, upon, under or from the Property or the Associated Property of hazardous substances or solid wastes disposed of or otherwise released) resulting from or in connection with the

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ownership, construction, occupancy, operation, use and/or maintenance of the Property or the Associated Property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (G) any and all claims or proceedings (whether brought by private party or governmental agencies) for human health, bodily injury, property damage, abatement or remediation, environmental damage, cleanup, mitigation, removal, natural resource damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material located upon or migrating into, from or through the Property or the Associated Property (whether or not the release of such materials was caused by Mortgagor, a tenant or subtenant or a prior owner or tenant or subtenant on the Property or the Associated Property and whether or not the alleged liability is attributable to the use, treatment, handling, storage, generation, transportation, removal or disposal of such substance, waste or material or the mere presence of such substance, waste or material on or under the Property or the Associated Property), which the Trustee and/or the Agent and/or any Lender may have liability with respect to due to the making of the loan or loans evidenced by any Notes, the granting of this Mortgage, the exercise of any rights under the Loan Documents, or otherwise. Agent shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, reasonable attorneys’ fees and other expenses of every character expended by Agent, Trustee or any Lender pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the applicable party or parties. The “Release Date” as used herein shall mean the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full, or (ii) the date on which the lien of this Mortgage is foreclosed or a deed in lieu of such foreclosure is fully effective and recorded.  WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS’ FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY.  However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of and (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnitee or (y) result from a claim brought by the Mortgagor or any Guarantor against an indemnitee for a material breach in bad faith of such indemnitee's obligations under this Mortgage, any other Loan Document or any agreement or instrument contemplated hereby or thereby, if the Mortgagor or such Guarantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by

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Mortgagor to Agent, Trustee and/or any Lender shall be a demand obligation owing by Mortgagor to the applicable party or parties and shall be subject to and covered by the provisions of Section 2.3 hereof.

(l)   Insurance. Mortgagor will keep (and with respect to Property not operated by Mortgagor, will use its best efforts to keep) such part of the Property which is of an insurable nature and of a character usually insured by persons operating similar properties, insured with companies of recognized responsibility satisfactory to Agent and in such amounts as are acceptable to Agent (and in the absence of specification of such amounts by Agent, in the amount of the full value of such property, less reasonable deductibles not to exceed deductibles customary in the industry for similarly situated businesses and properties), against loss or damage by fire, casualty and from other hazards customarily insured against by persons operating similar properties. Mortgagor shall also provide such other insurance as Agent may from time to time reasonably require; such coverage to be carried with companies of recognized responsibility satisfactory to Agent. All policies evidencing such insurance shall contain clauses providing that the proceeds thereof shall be payable to Agent as its interest may appear and providing that such policies may not be cancelled, reduced or otherwise affected without at least thirty (30) days prior written notice to Agent. Upon request by Agent, Mortgagor shall deliver to Agent the original policies, evidence of payment of premiums, certificates evidencing renewals, and such other information regarding such insurance as Agent may request. In the event of any loss under any insurance policies so carried by Mortgagor, Agent shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys’ fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Agent in its own discretion, of the secured indebtedness, and any balance remaining shall be subject to the order of Mortgagor. Agent is hereby authorized but not obligated to enforce in its name or in the name of Mortgagor payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof and Agent is hereby appointed Mortgagor’s agent and attorney-in-fact to endorse any check or draft payable to Mortgagor in order to collect the proceeds of insurance. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or other transferee in the event of such other transfer of title. Mortgagor shall at all times maintain adequate insurance against its liability on account of damages to persons or property, which insurance shall be carried by companies of recognized responsibility satisfactory to Agent, and shall be for such amounts and insure against such risks as are customary in the industry for similarly situated businesses and properties. Mortgagor shall at all times maintain cost of regaining control of well insurance and similar insurance to the extent customary in the industry in the pertinent area of operations.

(m)   Further Assurances. Mortgagor will, on request of Agent, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds,

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contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) desired by Agent to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all costs connected with any of the foregoing.

(n)   Name and Place of Business and Formation. Except as disclosed in the Credit Agreement, Mortgagor has not, during the preceding five years, been known by or used any other corporate or partnership, trade or fictitious name. Mortgagor will not cause or permit any change to be made in its name, identity, state of formation or corporate or partnership structure, or its federal employer identification number unless Mortgagor shall have notified Agent of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Agent for the purpose of further perfecting or protecting the liens and security interests in the Property created hereby. Mortgagor’s exact name is the name set forth in this Mortgage. Mortgagor’s location is as follows:

Mortgagor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company). Mortgagor is located (as determined pursuant to the UCC) in the state under the laws which it was organized, as follows:

Name of Mortgagor                                                                           State of Organization

Company                                                                                             Delaware

Mortgagor’s principal place of business and chief executive office, and the place where Mortgagor keeps its books and records concerning the Property (including, particularly, the records with respect to “Production Proceeds”, as defined in Section 3.1 hereof, from the Mortgaged Properties) has for the preceding four months, been, and will continue to be (unless Mortgagor notifies Agent of any change in writing at least thirty (30) days prior to the date of such change), the address set forth opposite the signature of Mortgagor to this Mortgage.

(o)   Not a Foreign Person. Mortgagor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, (hereinafter called the “Code”), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

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Section 2.2   Compliance by Operator.  As to any part of the Mortgaged Properties which is not a working interest, Mortgagor agrees to take all such commercial and reasonable action and to exercise all rights and remedies as are reasonably available to Mortgagor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Mortgagor, Mortgagor agrees to take all such commercial and reasonable action and to exercise all rights and remedies as are reasonably available to Mortgagor (including, but not limited to, all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

Section 2.3   Performance on Mortgagor’s Behalf.  Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Agent, in Mortgagor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Agent and any money so paid by Agent shall be a demand obligation owing by Mortgagor to Agent (which obligation Mortgagor hereby expressly promises to pay) and Agent, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Trustee and/or Agent and/or any Lender pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at a rate equal to the rate as provided for past due principal under the Notes (provided that, should applicable law provide for a maximum permissible rate of interest on such amounts, such rate shall not be greater than such maximum permissible rate); all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.

ARTICLE III.

Assignment of Production, Accounts and Proceeds

Section 3.1   Assignment of Production.  Mortgagor does hereby absolutely and unconditionally assign, transfer and set over to Agent all Production which accrues to Mortgagor’s interest in the Mortgaged Properties, all proceeds of such Production and all Payments in Lieu of Production (herein collectively referred to as the “Production Proceeds”), together with the immediate and continuing right to collect and receive such Production Proceeds.  Mortgagor directs and instructs any and all purchasers of any Production to pay to Agent all of the Production Proceeds accruing to Mortgagor’s interest until such time as such purchasers have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released. Mortgagor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Agent.

Section 3.2   Effectuating Payment of Production Proceeds to Agent.  Independent of the foregoing provisions and authorities herein granted, Mortgagor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Agent or that may be required by any purchaser of any Production for the purpose of effectuating payment of the Production Proceeds to Agent. If under any existing sales

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agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Agent, Mortgagor’s interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Mortgagor shall, when received by Mortgagor, constitute trust funds in Mortgagor’s hands and shall be immediately paid over to Agent. Without limitation upon any of the foregoing, Mortgagor hereby constitutes and appoints Agent as Mortgagor’s special attorney in-fact (with full power of substitution, either generally or for such periods or purposes as Agent may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Mortgagor to Agent pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

(a)   Execute and deliver in the name of Mortgagor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Agent or which Agent may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

(b)   If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Agent, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Agent;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Agent may be exercised by Agent through any person who, at the time of the execution of the particular instrument, is an officer of Agent. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Agent or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Agent that all the secured indebtedness is fully and finally paid. Agent may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney’s fees) so incurred by Agent shall be a demand obligation of Mortgagor and shall be part of the secured indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in Section 2.3 hereof.

Section 3.3   Change of Purchaser.  To the extent a default has occurred hereunder and is continuing, should any person now or hereafter purchasing or taking Production fail to

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make payment promptly to Agent of the Production Proceeds, Agent shall, subject to then existing contractual prohibitions, have the right to make, or to require Mortgagor to make, a change of purchaser, and the right to designate or approve the new purchaser, and Agent shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

Section 3.4   Application of Production Proceeds.  So long as no default has occurred hereunder, the Production Proceeds received by Agent during each calendar month shall on the first business day of the next succeeding calendar month (or, at the option of Agent, on any earlier date) be applied by Agent as follows:

FIRST, to the payment of all secured indebtedness then due and payable, in such manner and order as Agent deems advisable;

SECOND, to the prepayment of the remainder of the secured indebtedness in such manner and order and to such extent as Agent deems advisable; and

THIRD, the remainder, if any, of the Production Proceeds shall be paid over to Mortgagor or to Mortgagor’s order or to such other parties as may be entitled thereto by law.

After a default hereunder has occurred, all Production Proceeds from time to time in the hands of Agent shall be applied by it toward the payment of all secured indebtedness (principal, interest, attorneys’ fees and other fees and expenses) at such times and in such manner and order and to such extent as Agent deems advisable.

Section 3.5   Release From Liability; Indemnification.  Agent and its successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each. Mortgagor agrees to indemnify and hold harmless Agent (for purposes of this paragraph, the term “Agent” shall include the directors, officers, partners, employees and agents of Agent and any persons or entities owned or controlled by or affiliated with Agent) from and against all claims, demands, liabilities, losses, damages (including, without limitation, consequential damages), causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) imposed upon, asserted against or incurred or paid by Agent by reason of the assertion that Agent received, either before or after payment in full of the secured indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by applicable law or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and Agent shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Agent shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Agent in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, reasonable attorneys’ fees and other expenses of every character expended by Agent pursuant to the provisions of this section shall be a

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demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest, from the date expended until paid, at the rate described in Section 2.3 hereof. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness.  WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY.  However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

Section 3.6   Mortgagor’s Absolute Obligation to Pay Notes.  Nothing herein contained shall detract from or limit the obligations of Mortgagor to make prompt payment of the Notes, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights under the Loan Documents.

Section 3.7   Rights Under Oklahoma Oil and Gas Owners’ Lien Act.  Mortgagor hereby grants, sells, assigns and sets over unto Agent during the term hereof, all of Mortgagor’s rights and interests pursuant to the provisions of the Oil and Gas Owners’ Lien Act (OKLA. STAT. tit. 52, §§ 548.l-548.6 (the “Oklahoma Act”), hereby vesting in Agent all of Mortgagor’s rights as an interest owner to the continuing security interest in and lien upon the oil or gas severed or the proceeds of sale. Agent may, at its option, file the verified notice of lien in order to perfect such lien, but shall not be obligated to make such filing and shall not be held liable to Mortgagor for any act or omission pursuant to the Oklahoma Act.

Section 3.8   Rights Under New Mexico Act.  Mortgagor hereby grants, sells, assigns and sets over unto Agent, during the term hereof, all of Mortgagor’s rights and interests pursuant to the provisions of Sections 48-9-1, et seq., N.M.S.A. 1978 Comp. (the “New Mexico Act”), hereby vesting in Agent all of Mortgagor’s rights as an interest owner to the continuing security interest in and lien upon the oil or gas severed or the proceeds of sale. Agent may, at its option, file the verified notice of lien in order to perfect such lien, but shall not be obligated to make such filing and shall not be held liable to Mortgagor for any act or omission pursuant to the New Mexico Act.

Section 3.9   Rights Under Wyoming Statutes.  Mortgagor hereby appoints Agent as its attorney-in-fact to pursue any and all lien rights of the Mortgagor to liens and security

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interests in the Mortgaged Properties securing payment of Production Proceeds attributable to the Mortgaged Properties, including, without limitation, those liens and security interests provided for by Section 34.1-9-3 19, Wyoming Statutes Annotated, 1988 Republished Edition (June 1991), as amended or recodified. Mortgagor further assigns to Agent any and all such liens, security interests, financing statements, or similar interests of Mortgagor attributable to its interests in the Mortgaged Properties or Production Proceeds therefrom arising under or created by statutory provision, judicial decision, or otherwise.

ARTICLE IV.

Remedies Upon Default

Section 4.1   Default.  The term “default” as used in this Mortgage shall mean the occurrence of any of the following events:

(a) the occurrence of an “Event of Default” as defined in the Credit Agreement; or

(b)   the failure of Mortgagor to pay over to Agent any Production Proceeds which are receivable by Agent under this Mortgage but which are paid to Mortgagor rather than Agent (either as provided for in Section 3.2 hereof or otherwise), except Production Proceeds paid over to Mortgagor by Agent under clause THIRD of Section 3.4; or

(c)   the breach or failure of Mortgagor timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein required to be observed, kept or performed, if such breach or failure is not remedied within the applicable grace period provided for herein or, if no grace period is provided then within 30 days after the earlier of (i) Mortgagor becoming aware of such breach or failure or (ii) written notice and demand by Agent for the performance of such covenant, agreement, warranty or condition; provided, however, if in the reasonable judgment of the Agent, the Mortgagor is diligently pursuing a cure for any such breach or failure and such a cure is practicable within a reasonable time, Agent may grant additional time beyond said 30 days to remedy such breach or failure; or

(d)   any representation contained herein (or in any certificate delivered by Mortgagor in connection herewith), or otherwise heretofore or hereafter made by or on behalf of Mortgagor as Mortgagor, shall prove to have been false or misleading in any material respect on the date made (or on the date as of which made) and the result of such misrepresentation shall be material with respect either to the Mortgagor or the interests of the Agent or the Lenders.

Section 4.2   Acceleration of Secured Indebtedness.  Upon the occurrence of a default described in Section 4.1 above, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Agent may elect. During the continuance of any other default, Agent at any time and from time to time may without notice to Mortgagor or any other person declare any or all of the secured indebtedness immediately due

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and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Agent may elect.

Section 4.3   Pre-Foreclosure Remedies.  Upon the occurrence of a default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, and following any period to attempt to cure such default, if any, provided in the Credit Agreement, Agent is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Agent may invoke any and all remedies to dispossess Mortgagor, including, without limitation, summary proceeding or restraining order, Mortgagor agrees to peacefully surrender possession of the Property upon default. All costs, expenses and liabilities of every character incurred by Agent in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest from date of expenditure until paid at the rate described in Section 2.3 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. In connection with any action taken by Agent pursuant to this Section 4.3, AGENT SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF AGENT (INCLUDING AGENT’S OWN NEGLIGENCE) IN MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AGENT, nor shall Agent be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Property or arising under any Permitted Encumbrance or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Agent with respect to the Property taken under this Section 4.3.

Section 4.4   Foreclosure.

(a)   Upon the occurrence of a default, Trustee is authorized and empowered and it shall be Trustee’s special duty at the request of Agent to sell the Deed of Trust Mortgaged Properties, or any part thereof, as an entirety or in parcels as Agent may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing and the other provisions of this Section 4.4:

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(i)   As to any portion of the Deed of Trust Mortgaged Properties located in the State of Texas (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby), such sales of all or any part of such Deed of Trust Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which such Deed of Trust Mortgaged Properties are located are contiguous) in the State of Texas in which any part of such Deed of Trust Mortgaged Properties is situated or which lies shoreward of any Deed of Trust Mortgaged Property (i.e., to the extent a particular Deed of Trust Mortgaged Property lies offshore within the reasonable projected seaward extension of the relevant county boundary), at public venue to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW TRUSTEE TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

(b)   Upon the occurrence of a default, (i) this Mortgage may be foreclosed as to the Other Mortgaged Properties, or any part thereof, in any manner permitted by applicable law, or (ii) the Agent may, to the extent permitted by applicable law, sell the Other Mortgaged Properties, or any part thereof, as an entirety or in parcels as Agent may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as the Agent may deem appropriate (Mortgagor expressly granting the power of sale). Cumulative of the foregoing and the other provisions of this Section 4.4:

(i)   As to Other Mortgaged Properties located in the State of Louisiana (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby), Agent may foreclose this Mortgage by executory process, or any other process, subject to, and on the terms and conditions required or permitted by, applicable law, and shall have the right to appoint a keeper of such Other Mortgaged Properties.

(ii)   As to Other Mortgaged Properties located in the State of Oklahoma, Mortgagor hereby confers on Agent the power to sell the Mortgaged Properties in accordance with the Oklahoma Power of Sale Mortgage Foreclosure Act (OKLA. STAT. tit. 46, §§ 41-49), as the same maybe amended from time to time. Mortgagor hereby represents and warrants that this Mortgage transaction does not involve a consumer loan as said term is defined in Section 3-104 of Title 14A of the Oklahoma Statutes, that this Mortgage does not secure an extension of credit made primarily for agricultural purposes

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as defined in paragraph 4 of Section 1-301 of Title 14A of the Oklahoma Statutes, and that this Mortgage is not a mortgage on the Mortgagor’s homestead.

(iii)   As to Other Mortgaged Properties located in the State of New Mexico, Lender may, at its election, proceed by suit or suits, at law or in equity, to enforce the payment of the secured indebtedness in accordance with the terms hereof and of the Notes or other instruments evidencing it, to foreclose the lien and security interest of this Mortgage against all or any portion of the Other Mortgaged Properties, and to have said properties sold under the judgment or decree of a court of competent jurisdiction pursuant to Section 39-5-19 NMSA 1978, as that statutory provision may be amended or recodified.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW AGENT TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

(c)   Upon the occurrence of a default, Agent may exercise its rights of enforcement with respect to the Collateral under the Texas Business and Commerce Code, as amended, the Louisiana Commercial Laws, as amended, the Uniform Commercial Code of the State of Oklahoma, as amended, the Uniform Commercial Code of the State of New Mexico, or under the Uniform Commercial Code or any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.4:

(i)   To the extent permitted by law, Agent may enter upon the Mortgaged Properties or otherwise upon Mortgagor’s premises to take possession of, assemble and collect the Collateral or to render it unusable; and

(ii)   Agent may require Mortgagor to assemble the Collateral and make it available at a place Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Collateral; and

(iii)   Written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

(iv)   in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Agent, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

(v)   the expenses of sale provided for in clause FIRST of Section 4.7 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

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(vi)   should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated under Section 4.7 as if the same were sales proceeds; and

(vii)   as to the Collateral located in or otherwise subject to the laws of the State of Louisiana, Agent may foreclose this Mortgage as a security agreement affecting the Collateral by executory process, or any other process, subject to, and on the terms and conditions required or permitted by applicable law, and shall have the right to appoint a keeper of such Collateral.

(d)   To the extent permitted by applicable law, the sale hereunder of less than the whole of the Property shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold, and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Property. In the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Agent shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute, and the Agent acting under power of sale, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded.  Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to all of the secured indebtedness having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Notwithstanding any reference herein to the Notes or the Credit Agreement or any other Loan Document, all persons dealing with the Mortgaged Properties shall be entitled to rely on any document, or certificate, of the Agent as to the occurrence of an event, such as an Event of Default, and shall not be charged with or forced to review any provision of any other document to determine the accuracy thereof. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Agent, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

(e)   As to Property now or hereafter located in, or otherwise subject to the laws of, the State of Louisiana, Mortgagor acknowledges the secured indebtedness, whether now existing or to arise hereafter, and for Mortgagor, Mortgagor’s heirs, devisees, personal representatives,

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successors and assigns, hereby confesses judgment for the full amount of the secured indebtedness in favor of the Lender. Mortgagor further agrees that the Agent may cause all or any part of the Property to be seized and sold after due process of law, the Mortgagor waiving the benefit of all laws or parts of laws relative to the appraisement of property seized and sold under executory process or other legal process, and consenting that all or any part of the Property may be sold without appraisement, either in its entirety or in lots and parcels, as the Agent may determine, to the highest bidder for cash or on such terms as the plaintiff in such proceedings may direct. Mortgagor hereby waives (i) the benefit of appraisement provided for in articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same; (ii) the demand and three (3) days notice of demand as provided in articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (iii) the notice of seizure provided for in articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (iv) the three (3) days delay provided for in articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (v) all other laws providing rights of notice, demand, appraisement, or delay. Mortgagor expressly authorizes and agrees that Agent shall have the right to appoint a keeper of such Property pursuant to the terms and provisions of La. R.S. 9:5131 et seq. and La. R.S. 9:5136 et seq., which keeper may be the Agent, any agent or employee thereof, or any other person, firm, or corporation. Compensation for the services of the keeper is hereby fixed at five percent (5%) of the amount due or sued for or claimed or sought to be protected, preserved, or enforced in the proceeding for the recognition or enforcement of this Mortgage and shall be secured by the liens and security interests of this Mortgage.

Section 4.5   Effective as Mortgage.  As to the Deed of Trust Mortgaged Properties, this instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to the Deed of Trust Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Agent. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Mortgagor hereby mortgages the Deed of Trust Mortgaged Properties to Agent. In the event a foreclosure hereunder as to the Deed of Trust Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his substitute or successor, Agent may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Mortgage as to such properties. It is agreed that if Agent should institute a suit for the foreclosure of this Mortgage, Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, its substitute or successor, to sell the Deed of Trust Mortgaged Properties, or any part thereof, in accordance with the provisions of this Mortgage.

Section 4.6   Receiver.  In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of a default or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Agent, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights

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of Agent under Article III hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Agent or any Lender of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Agent in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest, from the date of making such advancement by Agent until paid, at the rate described in Section 2.3 hereof.

Section 4.7   Proceeds of Foreclosure.  The proceeds of any sale held in foreclosure of the liens and/or security interests evidenced hereby shall be applied:

FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding and including but not limited to a reasonable fee to the Trustee if such sale was made by the Trustee acting under the provisions of Section 4.4(a) and including but not limited to the compensation of the keeper, if any;

SECOND, to the payment of the secured indebtedness (including specifically without limitation the principal, interest and attorneys’ fees due and unpaid on the Notes and the amounts due and unpaid and owed under this Mortgage) in such manner and order as Agent may elect; and

THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor’s heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

Section 4.8   Lender as Purchaser.  Any Lender shall have the right to become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and any Lender purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Lender, or if such Lender holds less than all of such indebtedness, the pro rata part thereof owing to such Lender, accounting to all other Lenders not joining in such bid in cash for the portion of such bid or bids apportionable to such non-bidding Lender or Lenders.

Section 4.9   Foreclosure as to Matured Debt.  Upon the occurrence of a default, Agent shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire secured indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness and shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.7 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in clause SECOND AND

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THIRD of Section 3.4 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

Section 4.10   Remedies Cumulative.  All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

Section 4.11   Discretion as to Security.  Agent may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Agent in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

Section 4.12   Mortgagor’s Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Properly in preference to every other claimant whatever.  If any law referred to in this section and now in force, of which Mortgagor or Mortgagor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

Section 4.13   Mortgagor as Tenant Post-Foreclosure.  In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Mortgagor are occupying or using the Property, or any part thereof, each

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and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.

Section 4.14   Waiver of Oklahoma Appraisement.  As to Property situated in or otherwise subject to the laws of the State of Oklahoma, appraisement of the Property is hereby waived (or not) at the option of Agent, such option to be exercised at the time judgment is rendered in any foreclosure hereof or at any time prior thereto.

Section 4.15   Limitation on New Mexico Redemption Period.  Pursuant to Section 39-5-19 of New Mexico Statutes, 1978 Annotated, the redemption period after foreclosure sale for any Property situated in or otherwise subject to the laws of the State of New Mexico shall be limited to one (1) month.

ARTICLE V.

Miscellaneous

Section 5.1   Scope of Mortgage.  This Mortgage is a deed of trust and mortgage of both real/immovable and personal/movable property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

Section 5.2   Effective as a Financing Statement.  This Mortgage, among other things, covers goods which are or are to become fixtures related to the real property described herein, and covers as-extracted collateral related to the real property described herein. This Mortgage shall be effective as a financing statement (i) filed as a fixture filing with respect to all fixtures included within the Property, (ii) covering as-extracted collateral with respect to all as-extracted collateral included within the Property (including, without limitation, all oil, gas, other minerals and other substances of value which may be extracted from the earth and all accounts arising out of the sale at the wellhead or minehead thereof), and (iii) covering all other Property. This Mortgage is to be filed for record in the real/immovable property records of each county or parish where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the projected seaward extension of the relevant county or parish boundaries), and may also be filed in the offices of the Bureau of Land Management, the Minerals Management Service, the General Land Office or any relevant federal, state, local or tribal agency (or any successor agencies). The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Agent from which information concerning the security interests hereunder may be obtained is the address of Agent set forth at the end of this Mortgage. Nothing contained in this paragraph shall be construed to limit the scope of this Mortgage nor its effectiveness as a financing statement covering any type of Property.

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Section 5.3   Reproduction of Mortgage as Financing Statement; Authorization to File.  A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any purpose. Without limiting any other provision herein, Mortgagor hereby authorizes Agent to file, in any filing or recording office, one or more financing statements and any renewal or continuation statements thereof, describing the Property, including, without limitation, a financing statement covering “all assets of Mortgagor, all proceeds therefrom and all rights and privileges with respect thereto.”

Section 5.4   Notice to Account Debtors.  In addition to, but without limitation of, the rights granted in Article III hereof, Agent may, at any time after a default has occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Agent directly.

Section 5.5   Waivers.  Agent may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor’s doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor’s failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Production Proceeds from the lien and security interest of this Mortgage, without the joinder of Trustee. Any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

Section 5.6   No Impairment of Security.  The lien, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted, including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which maybe granted in respect of the Property (including, without limitation, Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

Section 5.7   Acts Not Constituting Waiver.  Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without waiving the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time, No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further

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notice or demand in similar or other circumstances.  Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

Section 5.8   Mortgagor’s Successors.  In the event the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the indebtedness secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

Section 5.9   Place of Payment.  All secured indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Credit Agreement (or if no such designation is made, at the address of Agent indicated at the end of this Mortgage), or at such other place as Agent may designate in writing.

Section 5.10   Subrogation to Existing Liens.  To the extent that proceeds of the Notes are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced at Mortgagor’s request, and the party or parties advancing the same shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

Section 5.11   Application of Payments to Certain Indebtedness.  If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

Section 5.12   Compliance With Usury Laws.  It is the intent of Mortgagor, Lender and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein or in the other Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

Section 5.13   Substitute Trustee.  The Trustee may resign by an instrument in writing addressed to Agent, or Trustee may be removed at any time with or without cause by an

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instrument in writing executed by Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Property is sold hereunder. In the event the secured indebtedness is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall also have the right and authority to make the appointment of a successor or substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this section.  Such appointment and designation by Agent shall be full evidence of the right and authority to make the same and of all facts therein recited.  If Agent is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Agent may act through an agent or attorney-in-fact in substituting trustees. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Deed of Trust Mortgaged Properties shall vest in the named successor or substitute Trustee and such successor or substitute shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Deed of Trust Mortgaged Properties of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee.  All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

Section 5.14   No Liability for Trustee.  THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE TRUSTEE’S NEGLIGENCE), EXCEPT FOR TRUSTEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Mortgagor hereby ratifies and confirms any and all acts which the herein named Trustee or its successor or successors, substitute or substitutes, shall do lawfully by virtue hereof. Mortgagor will reimburse Trustee for, and indemnify and save Trustee harmless against, any and all liability and expenses (including attorneys fees) which may be incurred by Trustee in the performance of his duties. The foregoing indemnities shall not terminate upon the

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release, foreclosure or other termination of this Mortgage but will survive such release, termination and/or foreclosure of this Mortgage, or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Trustee shall be a demand obligation owing by Mortgagor to Trustee and shall be subject to and covered by the provisions of Section 2.3 hereof.

Section 5.15   Release of Mortgage.  If all of the secured indebtedness be paid as the same becomes due and payable, all other requirements of the Credit Agreement are satisfied and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and if neither the Mortgagor nor any Lender is bound to the other or to any third person to permit any obligation or secured indebtedness to be incurred then or thereafter, then, upon sixty (60) days prior written notice (or such lesser number of days as may be mandated by applicable law), the Mortgagor may request that this Mortgage be terminated.  Upon such termination the Mortgagor may further request that a written act of release of this Mortgage be provided (except this Mortgage shall be reinstated to the extent expressly provided herein, and will continue with respect to indemnification and other rights which are to continue following the release hereof). Agent agrees to deliver such an act of release (subject to the foregoing limitation), all at the cost and expense of the Mortgagor, within thirty (30) days (or such lesser number of days as may be mandated by applicable law) of receiving such request unless Agent in good faith, has cause to believe that Mortgagor is not entitled to a termination of this Mortgage. Notwithstanding the foregoing, it is understood and agreed that certain indemnifications, and other rights, which are provided herein to continue following the release hereof, shall continue in effect notwithstanding such release; and provided that if any payment to Lender, or Agent, is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other reason Lender, or Agent, is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Mortgage shall be reinstated to the extent of such payment or payments.

Section 5.16   Notices.  All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed).  Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, and (c) in the case of registered or certified United States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Agent, any Lender or Trustee of their respective rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

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Section 5.17   Invalidity of Certain Provisions.  A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 5.18   Gender; Titles.  Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

Section 5.19   Recording.  Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Agent shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 5.20   Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Notes and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Agent to furnish Agent with evidence of such compliance.

Section 5.21   Certain Consents.  Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Agent or any Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of such party, and such party shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

Section 5.22   Certain Obligations of Mortgagor.  Without limiting Mortgagor’s obligations hereunder, Mortgagor’s liability hereunder and the indebtedness secured hereby shall extend to and include all post petition interest, expenses, and other duties and liabilities with respect to Mortgagor’s obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

Section 5.23   Authority of Agent.  The persons constituting Lender may, by agreement among them, provide for and regulate the exercise of rights and remedies hereunder, but, unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties and parishes as this Mortgage is recorded, (i) all persons other than Mortgagor and its affiliates shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts (including, without limitation, appointment of substitute or successor trustee, or trustees, hereunder and the bidding in of all or any part of the secured indebtedness held by any one or more Lenders, whether the same be conducted under the provisions hereof or otherwise) of Agent, without inquiry into any such agreements or the existence of required

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consent or approval of any persons constituting Lender and without the joinder of any party other than Agent in such releases, waivers, consents, approvals, notifications or other acts and (ii) all notices, requests, consents, demands and other communications required or permitted to be given hereunder may be given to Agent.

Section 5.24   Counterparts.  This Mortgage may be executed in several counterparts, all of which are identical, except that, (a) to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A shall be included in such counterparts by reference only and (b) Schedule I is attached only to the master counterparts hereof being retained by Mortgagor and Agent, (c) only those counterparts hereof being retained by Agent and Mortgagor or otherwise containing counterpart descriptions of Mortgaged Properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the State of Louisiana will have Annex I attached thereto, Annex I is included in all other counterparts by reference only, (d) only those counterparts being retained by Agent and Mortgagor otherwise containing counterpart descriptions of Mortgaged Properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) North Dakota will have Annex II attached thereto, Annex II is included in all other counterparts by reference only and (e) the execution of this Mortgage by Mortgagor may not be witnessed on those counterparts hereof containing descriptions of Mortgaged Properties located in states where witnesses are not required and/or encouraged by applicable law.  All of such counterparts together shall constitute one and the same instrument.

Section 5.25   Multiple Parties Constituting Mortgagor.  Unless the context clearly indicates otherwise, as used in this Mortgage, “Mortgagor” means the Mortgagors named in Section 1.1 hereof or any of them.  The obligations of Mortgagor hereunder shall be joint and several.

Section 5.26   Successors and Assigns.  The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Agent, Trustee and each person constituting Lender and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. Should the agency under which Agent serves be terminated, or otherwise cease to exist, Lenders (including the respective successors and assigns of each person constituting Lender named herein) shall be deemed to be the successors to Agent. All references in this Mortgage to Mortgagor, Agent, Trustee or Lenders shall be deemed to include all such successors and assigns.

Section 5.27   FINAL AGREEMENT OF THE PARTIES.  THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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Section 5.28   CHOICE OF LAW.  WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY OR, IN THE SOLE DISCRETION OF LENDER, APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE OR THE LENDER GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

Section 5.29   Reliance on Certificate or Statement of Agent.  All third parties may rely upon a certificate or statement of the Agent as to the occurrence of any act or event, including, but not limited to, the occurrence of a default hereunder, or the occurrence of an Event of Default under the Credit Agreement.

Section 5.30   Appearance. Resolutions,  For purposes of Louisiana law, including but not limited to the availability of executory process, Mortgagor has appeared on this date before the undersigned Notary Public and witnesses in order to execute this Mortgage. Mortgagor attaches, as Annex I, to counterparts hereof being recorded in Louisiana certified resolutions of its Board of Directors authorizing the execution and delivery of this Mortgage.

Section 5.31   Paraph.  Mortgagor acknowledges that no promissory note or other instrument has been presented to the undersigned Notary Public to be paraphed for identification herewith.

Section 5.32   Acceptance by Agent.  In accordance with the provisions of Louisiana Civil Code article 3289, Agent has accepted the benefits of the Mortgage without the necessity of execution by Agent.

[Signatures Begin on Next Page]

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THUS DONE AND PASSED this 14th day of April, 2009, to be effective, however, as of April 14, 2009 (the “Effective Date”), in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                                                                ST. MARY LAND & EXPLORATION
COMPANY

    /s/ FARAH PALIWALA
Name: Farah Paliwala                                  By:   /s/ MILAM RANDOLPH PHARO
                                        Milam Randolph Pharo
            /s/ SERGIL VMOYRADOV                             Senior Vice President and General Counsel
Name: Sergil Vmoyradov

                    /s/ JENNIFER Y. AARON
                 NOTARY PUBLIC

The address and tax identification number of the Company is:
1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer I.D. No. 41-05 18430

The  address of Agent is:
1525 W. WT Harris Blvd.,
Charlotte, North Carolina 28262

The address of Trustee is:
Jay Chernosky
1001 Fannin Street, Suite 2255
Houston, Texas 77002

      Signature Page
to
Deed of Trust, Mortgage, Line of Credit Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement

STATE OF TEXAS                                       §
                 §
COUNTY OF HARRIS                                 §

BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this __ day of April, 2009, THERE personally appeared before me: Milam Randolph Pharo, Senior Vice President and General Counsel of St. Mary Land & Exploration Company, a Delaware corporation, known to me to be such officer, such corporation being a party to the foregoing instrument.

COLORADO, LOUISIANA, MONTANA, NEVADA, NEW MEXICO, NORTH DAKOTA, OKLAHOMA, SOUTH DAKOTA, TEXAS, UTAH and WYOMING
The foregoing instrument was acknowledged before me on this day, by such person, the above designated officer of the corporation specified following such person’s name, on behalf of said corporation.

On this date before me, the undersigned authority, personally came and appeared such person, to me personally known and known by me to be the person whose genuine sign ature is affixed to the foregoing document as the above designated officer of the corporation specified following such and person’s name, who signed said document before me, and who acknowledged, in my presence, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

This instrument was acknowledged before me on this day, by such person, the above designated officer of the corporation specified following such person’s name, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas on the day and year first above written.

                                /s/ JENNIFER Y. AARON
NOTARY PUBLIC, in and for the State of Texas

            Jennifer Y. Aaron
My commission expires:                                                              (printed name)

05-01-2011

[SEAL]

           Acknowledgment Page
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Deed of Trust, Mortgage, Line of Credit Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement

ANNEX I

Annex I

ANNEX II

Annex II

EXHIBIT A

[Description of leases and lands, grouped with wells]

Need actual land descriptions for the States of North Dakota, Oklahoma and Wyoming -references to recorded instruments containing descriptions sufficient for all other states

Exhibit A

SCHEDULE I

[List of Wells with corresponding Working Interests and Net Revenue interests]

Schedule I